Exhibit 4.2

Execution Version

FIRST SUPPLEMENTAL INDENTURE

Dated as of June 16, 2020

Among

Par Pharmaceutical, Inc. as the Issuer,

the Guarantors party hereto

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Trustee

7.500% SENIOR SECURED NOTES DUE 2027

This SUPPLEMENTAL INDENTURE, dated as of June 16, 2020 (this “Supplemental Indenture”), among Par Pharmaceutical, Inc., a New York corporation (the “Issuer”), the Guarantors party hereto (the “Guarantors”), and Wells Fargo Bank, National Association, as Trustee under the Indenture referred to below (the “Trustee”).

W I T N E S S E T H:

WHEREAS, the Issuer, the Guarantors and the Trustee are party to an Indenture, dated as of March 28, 2019 (as amended or supplemented prior to the date hereof, the “Indenture”) relating to the issuance from time to time by the Issuer of its 7.500% Senior Secured Notes due 2027;

WHEREAS, pursuant to the Indenture, the Issuer initially issued $1,500,000,000 aggregate principal amount of its 7.500% Senior Secured Notes due 2027 (the “Initial Notes”);

WHEREAS, Section 9.01(g) of the Indenture provides that the Issuer may provide for the issuance of Additional Notes (as defined in the Indenture) as permitted by Section 2.01 therein;

WHEREAS, the Issuer wishes to issue an additional $516.0 million aggregate principal amount of its 7.500% Senior Secured Notes due 2027 as Additional Notes under the Indenture (the “Additional Securities”);

WHEREAS, in connection with the issuance of the Additional Securities, the Issuer and the Guarantors have each duly authorized the execution and delivery of this Supplemental Indenture; and

WHEREAS, pursuant to Sections 2.01 and 9.01 of the Indenture, the parties hereto are authorized to execute and deliver this Supplemental Indenture to amend the Indenture, without the consent of any Holder;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuer, the Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

1.    CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture. The words “herein,” “hereof” and “hereby” and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

2.    ADDITIONAL NOTES. As of the date hereof, the Issuer will issue the Additional Securities. The Additional Securities issued pursuant to this Supplemental Indenture constitute Additional Notes issued pursuant to Section 2.01 of the Indenture and shall be consolidated with and form a single class with the Initial Notes previously established pursuant to the Indenture, including, without limitation, for purposes of waivers, amendments, redemptions and offers to purchase. The Additional Securities shall have the same terms and conditions in all respects as the Initial Notes, except that the issue date of the Additional Securities shall be June 16,

2020 and the date from which interest therein shall accrue is April 1, 2020. Subject to the foregoing, the title and terms of the Additional Securities are set forth and incorporated by reference and shall be substantially in the form of Exhibit A to this Supplemental Indenture.

3.    AGGREGATE PRINCIPAL AMOUNT. The aggregate principal amount of the Additional Securities that may be authenticated and delivered pursuant to this Supplemental Indenture shall be $516.0 million.

4.    FURTHER ASSURANCES. The Issuer and each Guarantor shall take all appropriate steps to cause the Additional Securities to be Secured Obligations, pursuant to, and to the extent required by, the Security Documents and the Indenture as supplemented by this Supplemental Indenture.

5.    GOVERNING LAW; WAIVER OF JURY TRIAL. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE ISSUER AND EACH OF THE GUARANTORS CONSENTS AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE OR U.S. FEDERAL COURT LOCATED IN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK, COUNTY OF NEW YORK, STATE OF NEW YORK IN RELATION TO ANY LEGAL ACTION OR PROCEEDING (I) ARISING OUT OF, RELATING TO OR IN CONNECTION WITH THIS INDENTURE, AS SUPPLEMENTED, THE NOTES, THE GUARANTEES AND ANY RELATED DOCUMENTS (OTHER THAN ANY SECURITY DOCUMENTS WHICH SPECIFY A DIFFERENT JURISDICTION) AND/OR (II) ARISING UNDER ANY U.S. FEDERAL OR U.S. STATE SECURITIES LAWS IN RESPECT OF THE NOTES, THE GUARANTEES AND ANY SECURITIES ISSUED PURSUANT TO THE TERMS OF THE INDENTURE, AS SUPPLEMENTED. THE ISSUER AND EACH OF THE GUARANTORS WAIVES ANY OBJECTION TO PROCEEDINGS IN ANY SUCH COURTS, WHETHER ON THE GROUND OF VENUE OR ON THE GROUND THAT THE PROCEEDINGS HAVE BEEN BROUGHT IN AN INCONVENIENT FORUM. THE GUARANTEEING SUBSIDIARY, TO THE EXTENT ORGANIZED OUTSIDE OF THE UNITED STATES, SHALL APPOINT CT CORPORATION SYSTEM, 111 EIGHTH AVENUE, 13TH FLOOR, NEW YORK, NY 10011, AS ITS AGENT FOR SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING AND AGREES THAT SERVICE OF PROCESS UPON SAID AUTHORIZED AGENT SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON IT IN ANY SUCH SUIT, ACTION OR PROCEEDING. THE GUARANTEEING SUBSIDIARY AGREES TO DELIVER, UPON THE EXECUTION AND DELIVERY OF THIS SUPPLEMENTAL INDENTURE, A WRITTEN ACCEPTANCE BY SUCH AGENT OF ITS APPOINTMENT AS SUCH AGENT. THE GUARANTEEING SUBSIDIARY, TO THE EXTENT ORGANIZED OUTSIDE OF THE UNITED STATES, FURTHER AGREES TO TAKE ANY AND ALL ACTION, INCLUDING THE FILING OF ANY AND ALL SUCH DOCUMENTS AND INSTRUMENTS, AS MAY BE REASONABLY NECESSARY TO CONTINUE SUCH DESIGNATION AND APPOINTMENT OF CT CORPORATION SYSTEM IN FULL FORCE AND EFFECT FOR SO LONG AS THE INDENTURE, AS SUPPLEMENTED, REMAINS IN FORCE. THE ISSUER, THE TRUSTEE AND EACH OF THE GUARANTORS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

6.    RATIFICATION OF INDENTURE; SUPPLEMENTAL INDENTURES PART OF INDENTURES. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

7.    COUNTERPARTS; FACSIMILE OR ELECTRONIC SIGNATURES. The parties may sign any number of copies of this Supplemental Indenture. Each signed counterpart shall be deemed an original, but all of them together represent the same agreement. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

8.    EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

9.    THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Issuer and the Guarantors.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

PAR PHARMACEUTICAL, INC. as Issuer

By:	/s/ Deanna Voss
	Name:	Deanna Voss
	Title:	Assistant Secretary

[Signature Page to the First Supplemental Indenture]

ENDO FINANCE LLC as a Guarantor

By:	/s/ Deanna Voss
	Name:	Deanna Voss
	Title:	Secretary

ENDO FINCO INC.
as a Guarantor

By:	/s/ Deanna Voss
	Name:	Deanna Voss
	Title:	Secretary

ENDO DESIGNATED ACTIVITY COMPANY
as a Guarantor

By:	/s/ Rahul Garella
	Name:	Rahul Garella
	Title:	Director

[Signature Page to the First Supplemental Indenture]

ENDO INTERNATIONAL PLC
as a Guarantor

By:	/s/ Deanna Voss
	Name:	Deanna Voss
	Title:	Assistant Secretary

[Signature Page to the First Supplemental Indenture]

ENDO LUXEMBOURG INTERNATIONAL FINANCING SARL
as a Guarantor

By:	/s/ Paul T. Kohler, Jr.
Name:	Paul T. Kohler, Jr.
Title:	A Manager

By:	/s/ Francois-Xavier Goossens
Name:	Francois-Xavier Goossens
Title:	B Manager

[Signature Page to the First Supplemental Indenture]

ENDO EUROFIN UNLIMITED COMPANY
as a Guarantor

By:	/s/ Rahul Garella
Name:	Rahul Garella
Title:	Director

[Signature Page to the First Supplemental Indenture]

ENDO AESTHETICS LLC
as a Guarantor
by: ENDO HEALTH SOLUTIONS INC.,
its managing member

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Assistant Secretary

[Signature Page to the First Supplemental Indenture]

ENDO PROCUREMENT OPERATIONS LIMITED
as a Guarantor

By:	/s/ Rahul Garella
Name:	Rahul Garella
Title:	Director

[Signature Page to the First Supplemental Indenture]

ENDO GLOBAL DEVELOPMENT LIMITED
as a Guarantor

By:	/s/ Marie-Therese Bolger
Name:	Marie-Therese Bolger
Title:	Director

[Signature Page to the First Supplemental Indenture]

ENDO GLOBAL AESTHETICS LIMITED
as a Guarantor

By:	/s/ Rahul Garella
Name:	Rahul Garella
Title:	Director

[Signature Page to the First Supplemental Indenture]

ENDO GLOBAL BIOLOGICS LIMITED
as a Guarantor

By:	/s/ Rahul Garella
Name:	Rahul Garella
Title:	Director

[Signature Page to the First Supplemental Indenture]

OPERATIONS REFINANCING COMPANY BERMUDA LIMITED
as a Guarantor

By:	/s/ Mark T. Bradley
Name:	Mark T. Bradley
Title:	Director

[Signature Page to the First Supplemental Indenture]

ENDO U.S. FINANCE, LLC
as a Guarantor
by: ENDO U.S. INC,
its sole member

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Secretary

[Signature Page to the First Supplemental Indenture]

ENDO INNOVATION VALERA, LLC
as a Guarantor
by: ENDO PHARMACEUTICALS VALERA INC.,
its managing member

By:	/s/ Terrell Stevens
Name:	Terrell Stevens
Title:	Secretary

[Signature Page to the First Supplemental Indenture]

ENDO GLOBAL FINANCE, LLC
as a Guarantor

By:	/s/ Mark T. Bradley
Name:	Mark T. Bradley
Title:	Manager

[Signature Page to the First Supplemental Indenture]

ACTIENT THERAPEUTICS, LLC
AUXILIUM PHARMACEUTICALS, LLC
AUXILIUM INTERNATIONAL HOLDINGS, LLC
DAVA PHARMACEUTICALS, LLC
ENDO HEALTH SOLUTIONS INC.
ENDO PHARMACEUTICALS INC.
ENDO PHARMACEUTICALS SOLUTIONS INC.
JHP GROUP HOLDINGS, LLC
PAR, LLC
SLATE PHARMACEUTICALS, LLC
ENDO GENERICS HOLDINGS, INC.
PAR STERILE PRODUCTS, LLC ANCHEN INCORPORATED
ANCHEN PHARMACEUTICALS, INC.
GENERICS INTERNATIONAL (US), INC.
INNOTEQ, INC.
PAR PHARMACEUTICAL COMPANIES, INC.
PAR PHARMACEUTICAL HOLDINGS, INC.
KALI LABORATORIES, LLC
ASTORA WOMEN’S HEALTH, LLC
each, as a Guarantor

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Assistant Secretary

[Signature Page to the First Supplemental Indenture]

ANCHEN 2 INCORPORATED
ANCHEN PHARMACEUTICALS 2, INC.
ENDO PHARMACEUTICALS VALERA INC.
GENERICS INTERNATIONAL (US PARENT), INC.
GENERICS INTERNATIONAL (US) 2, INC.
INNOTEQ 2, INC.
JHP GROUP HOLDINGS 2, INC.
KALI LABORATORIES 2, INC.
PAR PHARMACEUTICAL 2, INC.
PAR TWO, INC.
each, as a Guarantor

By:	/s/ Terrell Stevens
Name:	Terrell Stevens
Title:	Secretary

[Signature Page to the First Supplemental Indenture]

ENDO PHARMACEUTICALS FINANCE LLC
as a Guarantor
by: GENERICS INTERNATIONAL (US PARENT), INC.
its manager

By:	/s/ Terrell Stevens
Name:	Terrell Stevens
Title:	Secretary

[Signature Page to the First Supplemental Indenture]

JHP ACQUISITION, LLC
as a Guarantor
by: JHP GROUP HOLDINGS, LLC,
its manager

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Assistant Secretary

ENDO LLC
ENDO U.S. INC.
ENDO FINANCE OPERATIONS LLC
each, as a Guarantor

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Secretary

GENERICS BIDCO I, LLC
MOORES MILL PROPERTIES, L.L.C.
VINTAGE PHARMACEUTICALS, LLC
each, as a Guarantor
by: GENERICS INTERNATIONAL (US), INC.,
its manager

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Assistant Secretary

[Signature Page to the First Supplemental Indenture]

DAVA INTERNATIONAL, LLC
as a Guarantor
by: DAVA PHARMACEUTICALS, LLC,
its manager

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Assistant Secretary

ACTIENT PHARMACEUTICALS LLC
as a Guarantor
by: AUXILIUM PHARMACEUTICALS, LLC,
its manager

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Assistant Secretary

AUXILIUM US HOLDINGS, LLC
as a Guarantor
by: AUXILIUM PHARMACEUTICALS, LLC,
its manager

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Assistant Secretary

[Signature Page to the First Supplemental Indenture]

70 MAPLE AVENUE, LLC
as a Guarantor
by: ACTIENT PHARMACEUTICALS LLC,
its manager
by: AUXILIUM PHARMACEUTICALS, LLC,
its manager

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Assistant Secretary

TIMM MEDICAL HOLDINGS, LLC
as a Guarantor
by: ACTIENT PHARMACEUTICALS LLC,
its manager
by: AUXILIUM PHARMACEUTICALS, LLC,
its manager

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Assistant Secretary

QUARTZ SPECIALTY PHARMACEUTICALS, LLC
as a Guarantor
by: GENERICS BIDCO I, LLC,
its manager
by: GENERICS INTERNATIONAL (US), INC.,
its manager

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Assistant Secretary

ENDO PAR INNOVATION COMPANY, LLC
as a Guarantor
by: PAR PHARMACEUTICAL, INC.,
its manager

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Assistant Secretary

[Signature Page to the First Supplemental Indenture]

PAR LABORATORIES EUROPE, LTD.
as a Guarantor

By:	/s/ Rahul Garella
Name:	Rahul Garella
Title:	Director

[Signature Page to the First Supplemental Indenture]

ENDO SOMAR HOLDINGS B.V.
as a Guarantor

By:	/s/ Rahul Garella
Name:	Rahul Garella
Title:	Managing Director A

By:	/s/ Gert Jan Rietberg
Name:	Gert Jan Rietberg
Title:	Managing Director B

[Signature Page to the First Supplemental Indenture]

ENDO VENTURES CYPRUS LIMITED
as a Guarantor

By:	/s/ Jenny O’Connell
Name:	Jenny O’Connell
Title:	Director

[Signature Page to the First Supplemental Indenture]

ENDO FINANCE UNLIMITED COMPANY
as a Guarantor

By:	/s/ Rahul Garella
Name:	Rahul Garella
Title:	Director

ENDO FINANCE II UNLIMITED COMPANY
as a Guarantor

By:	/s/ Rahul Garella
Name:	Rahul Garella
Title:	Director

ENDO FINANCE III UNLIMITED COMPANY
as a Guarantor

By:	/s/ Rahul Garella
Name:	Rahul Garella
Title:	Director

ENDO FINANCE IV UNLIMITED COMPANY
as a Guarantor

By:	/s/ Rahul Garella
Name:	Rahul Garella
Title:	Director

ENDO FINANCE V UNLIMITED COMPANY
as a Guarantor

By:	/s/ Rahul Garella
Name:	Rahul Garella
Title:	Director

[Signature Page to the First Supplemental Indenture]

ENDO IRELAND FINANCE UNLIMITED COMPANY
as a Guarantor

By:	/s/ Rahul Garella
Name:	Rahul Garella
Title:	Director

ENDO IRELAND FINANCE II LIMITED
as a Guarantor

By:	/s/ Rahul Garella
Name:	Rahul Garella
Title:	Director

ENDO MANAGEMENT LIMITED as a Guarantor

By:	/s/ Rahul Garella
Name:	Rahul Garella
Title:	Director

ENDO TOPFIN LIMITED as a Guarantor

By:	/s/ Rahul Garella
Name:	Rahul Garella
Title:	Director

ENDO VENTURES LIMITED
as a Guarantor

By:	/s/ Rahul Garella
Name:	Rahul Garella
Title:	Director

[Signature Page to the First Supplemental Indenture]

HAWK ACQUISITION IRELAND LIMITED
as a Guarantor

By:	/s/ Rahul Garella
Name:	Rahul Garella
Title:	Director

ENDO IRELAND HOLDINGS LIMITED
as a Guarantor

By:	/s/ Rahul Garella
Name:	Rahul Garella
Title:	Director

[Signature Page to the First Supplemental Indenture]

ENDO VENTURES BERMUDA LIMITED
as a Guarantor

By:	/s/ Marie-Therese Bolger
Name:	Marie-Therese Bolger
Title:	Director

[Signature Page to the First Supplemental Indenture]

ENDO GLOBAL VENTURES
as a Guarantor

By:	/s/ Marie-Therese Bolger
Name:	Marie-Therese Bolger
Title:	Director

[Signature Page to the First Supplemental Indenture]

ENDO BERMUDA FINANCE LIMITED
as a Guarantor

By:	/s/ Rahul Garella
Name:	Rahul Garella
Title:	Director

[Signature Page to the First Supplemental Indenture]

PALADIN LABS CANADIAN HOLDING INC.
PALADIN LABS INC.
each, as a Guarantor

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Secretary

[Signature Page to the First Supplemental Indenture]

ENDO LUXEMBOURG HOLDING COMPANY S.À R.L.
as a Guarantor

By:	/s/ Paul T. Kohler, Jr.
Name:	Paul T. Kohler, Jr.
Title:	A Manager

By:	/s/ François-Xavier Goossens
Name:	François-Xavier Goossens
Title:	B Manager

ENDO LUXEMBOURG FINANCE COMPANY I S.À R.L.
as a Guarantor

By:	/s/ Paul T. Kohler, Jr.
Name:	Paul T. Kohler, Jr.
Title:	A Manager

By:	/s/ François-Xavier Goossens
Name:	François-Xavier Goossens
Title:	B Manager

ENDO LUXEMBOURG FINANCE COMPANY II S.À R.L.
as a Guarantor

By:	/s/ Paul T. Kohler, Jr.
Name:	Paul T. Kohler, Jr.
Title:	A Manager

By:	/s/ François-Xavier Goossens
Name:	François-Xavier Goossens
Title:	B Manager

[Signature Page to the First Supplemental Indenture]

ENDO US HOLDINGS LUXEMBOURG I S.À R.L.
as a Guarantor

By:	/s/ Paul T. Kohler, Jr.
Name:	Paul T. Kohler, Jr.
Title:	A Manager

By:	/s/ François-Xavier Goossens
Name:	François-Xavier Goossens
Title:	B Manager

[Signature Page to the First Supplemental Indenture]

LUXEMBOURG ENDO SPECIALTY PHARMACEUTICALS HOLDING I S.À R.L.
as a Guarantor

By:	/s/ Paul T. Kohler, Jr.
Name:	Paul T. Kohler, Jr.
Title:	A Manager

By:	/s/ François-Xavier Goossens
Name:	François-Xavier Goossens
Title:	B Manager

[Signature Page to the First Supplemental Indenture]

GENERICS INTERNATIONAL VENTURES ENTERPRISES LLC
as a Guarantor
by: ENDO VENTURES LIMITED,
its sole member

By:	/s/ Marie-Therese Bolger
Name:	Marie-Therese Bolger
Title:	Director

[Signature Page to the First Supplemental Indenture]

ENDO AESTHETICS LOGISTICS LIMITED
as a Guarantor

By:	/s/ Rahul Garella
Name:	Rahul Garella
Title:	Director

[Signature Page to the First Supplemental Indenture]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee

By:	/s/ Maddy Hughes
Name:	Maddy Hughes
Title:	Vice President

[Signature Page to the First Supplemental Indenture]

EXHIBIT A

[Face of Note]

[Insert the Global Note Legend, if applicable pursuant to the provisions of the Indenture]

[Insert the Private Placement Legend, if applicable pursuant to the provisions of the Indenture]

CUSIP/ISIN [69888X AA7/ US69888XAA72] / [U7024R AA2/ USU7024RAA24]

7.500% Senior Secured Notes due 2027

No.	$

PAR PHARMACEUTICAL, INC.

promise to pay to                      or registered assigns, the principal sum of                                          DOLLARS on April 1, 2027.

Interest Payment Dates: April 1 and October 1

Record Dates: March 15 and September 15

Dated:

PAR PHARMACEUTICAL, INC.

By:
Name:
Title:

This is one of the Notes referred to
in the within-mentioned Indenture:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

[Back of Note]

7.500% Senior Secured Notes due 2027

Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

(1)    INTEREST. Par Pharmaceutical, Inc., a New York corporation (the “Issuer”), promises to pay or cause to be paid interest on the principal amount of this Note at 7.500% per annum from March 28, 2019 until maturity. The Issuer will pay interest, semi-annually in arrears on April 1 and October 1 of each year, or if any such day is not a Business Day, on the next succeeding Business Day and no additional interest shall accrue (each, an “Interest Payment Date”). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that, if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided further, that the first Interest Payment Date shall be October 1, 2020. The Issuer will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at a rate that is 1% higher than the then applicable interest rate on the Notes to the extent lawful; it will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace period), at the same rate to the extent lawful.

Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

(2)    METHOD OF PAYMENT. The Issuer will pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders at the close of business on the March 15 and September 15 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium, if any, and interest at the office or agency of the Paying Agent and Registrar within the City and State of New York, or, at the option of the Issuer, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds will be required with respect to principal of, premium on, if any, and interest on all Global Notes and all other Notes the Holders of which will have provided wire transfer instructions to the Issuer or the Paying Agent at least five Business Days prior to the applicable Interest Payment Date. Such payment will be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

(3)    PAYING AGENT AND REGISTRAR. Initially, Wells Fargo Bank, National Association, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Issuer may change the Paying Agent or Registrar without prior notice to the Holders. The Issuer or any of the Parent’s Subsidiaries may act as Paying Agent or Registrar.

(4)    INDENTURE. The Issuer issued the Notes under an Indenture, dated as of March 28, 2019 (as amended or supplemented from time to time, the “Indenture”), among the Issuer, the Guarantors and the Trustee. The terms of the Notes include those stated in the Indenture. The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are secured obligations of the Issuer. The Indenture does not limit the aggregate principal amount of Notes that may be issued thereunder.

(5)    OPTIONAL REDEMPTION.

(a)    At any time prior to April 1, 2022, the Issuer may on any one or more occasions redeem up to 35% of the aggregate principal amount of the Notes issued under the Indenture, upon not less than 30 nor more than 60 days’ notice, at a redemption price equal to 107.500% of the principal amount of the Notes redeemed, plus accrued and unpaid interest to, but not including, the date of redemption (subject to the rights of Holders on the relevant record date to receive interest due on the relevant interest payment date if the Notes have not been redeemed prior to such date), with the net cash proceeds of an Equity Offering; provided that:

(1)    at least 65% of the aggregate principal amount of Notes originally issued under the Indenture (excluding Notes held by the Parent and its Subsidiaries) remains outstanding immediately after the occurrence of such redemption; and

(2)    the redemption occurs within 120 days of the date of the closing of such Equity Offering.

(b)    At any time prior to April 1, 2022, the Issuer may on any one or more occasions redeem all or a part of the Notes, upon not less than 30 nor more than 60 days’ notice, at a redemption price equal to 100% of the principal amount of the Notes redeemed, plus the Applicable Premium as of, and accrued and unpaid interest to, but not including, the date of redemption, subject to the rights of Holders on the relevant record date to receive interest due on the relevant interest payment date.

(c)    Except pursuant to this clause 5 and clause 7 below, the Notes will not be redeemable at the Issuer’s option prior to April 1, 2022.

(d)    On or after to April 1, 2022, the Issuer may on any one or more occasions redeem all or a part of the Notes, upon not less than 30 nor more than 60 days’ notice, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest on the Notes redeemed, to, but not including, the applicable date of redemption, if redeemed during the twelve-month period beginning on April 1 of the years indicated below (subject to the rights of Holders on the relevant record date to receive interest due on the relevant interest payment date if the Notes have not been redeemed prior to such date):

Year	Percentage
2022	105.625%
2023	103.750%
2024	101.875%
2025 and thereafter	100.000%

Unless the Issuer defaults in the payment of the redemption price, interest will cease to accrue on the Notes or portions thereof called for redemption on the applicable redemption date.

(6)    MANDATORY REDEMPTION. Other than as set forth in Section 3.08 of the Indenture, the Issuer is not required to make mandatory redemption or sinking fund payments with respect to the Notes.

(7)    REDEMPTION FOR CHANGES IN TAXES. The Issuer may redeem the Notes, in whole but not in part, at its discretion at any time, at a redemption price equal to 100% of the principal amount of the Notes redeemed plus accrued and unpaid interest to, but not including, the Tax Redemption Date pursuant to Section 3.10 of the Indenture.

(8)    REPURCHASE AT THE OPTION OF HOLDER.

(a)    If there is a Change of Control Repurchase Event, each Holder of Notes will have the right to require the Issuer to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of each Holder’s Notes in a Change of Control offer (a “Change of Control Offer”) at a purchase price in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest thereon to, but not including, the date of purchase, subject to the rights of Holders on the relevant record date to receive interest due on the relevant interest payment date (the “Change of Control Payment”). Within 30 days following any Change of Control Repurchase Event, the Issuer will send a notice to each Holder setting forth the procedures governing the Change of Control Offer as required by the Indenture.

(b)    The Issuer may be required to make an offer to purchase Notes in the event of an Asset Sale as set forth in Section 4.10 of the Indenture.

(9)    NOTICE OF REDEMPTION. At least 30 days but not more than 60 days before a redemption date, the Issuer will send or cause to be sent, by first class mail, a notice of redemption to each Holder whose Notes are to be redeemed at its registered address, except that redemption notices may be delivered more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the Notes or a satisfaction and discharge of the Indenture pursuant to Articles 8 or 11 thereof. Notes and portions of Notes selected will be in amounts of $2,000 or whole multiples of $1,000 in excess thereof; except that if all of the Notes of a Holder are to be redeemed or purchased, the entire outstanding amount of Notes held by such Holder shall be redeemed or purchased.

(10)    DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Issuer may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Issuer need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Issuer need not exchange or register the transfer of any Notes for a period of 15 days before the sending of any notice of redemption or during the period between a record date and the next succeeding Interest Payment Date.

(11)    PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as the owner of it for all purposes. Only registered Holders have rights under the Indenture.

(12)    AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture, the Notes or the Note Guarantees may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes including Additional Notes, if any, voting as a single class. Without the consent of any Holder of Notes, the Indenture, the Notes or the Note Guarantees may be amended or supplemented as provided in the Indenture.

(13)    DEFAULTS AND REMEDIES. If an Event of Default (other than an Event of Default specified in Section 6.01(7) and 6.01(8) of the Indenture with respect to the Parent) shall have occurred and be continuing, either the Trustee or the Holders of at least 25% of the outstanding principal amount of the Notes may declare to be immediately due and payable the principal amount of all such Notes then outstanding, plus accrued but unpaid interest to the date of acceleration. Upon the effectiveness of such a declaration, such principal, premium, accrued and unpaid interest, and other monetary obligations shall be due and payable immediately. If an Event of Default specified in Sections 6.01(7) and 6.01(8) of the Indenture with respect to the Parent shall occur, such amounts with respect to all the Notes shall become automatically due and payable immediately without any further action or notice. The Holders of a majority in aggregate principal amount of the then outstanding Notes by written notice to the Trustee may, on behalf of all the Holders, rescind an acceleration or waive an existing Default or Event of Default and its respective consequences under the Indenture except a continuing Default or Event of Default in the payment of principal of, premium on, if any, or interest on, the Notes (including in connection with an offer to purchase).

(14)    TRUSTEE DEALINGS WITH THE ISSUER. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Issuer or its Affiliates, and may otherwise deal with the Issuer or its Affiliates, as if it were not the Trustee.

(15)    NO RECOURSE AGAINST OTHERS. No director, officer, employee, incorporator or stockholder of the Issuer or any Guarantor, as such, will have any liability for any obligations of the Issuer or the Guarantors under the Notes, the Indenture, the Note Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. The waiver may not be effective to waive liabilities under the federal securities laws and the laws of certain foreign jurisdictions.

(16)    AUTHENTICATION. This Note will not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

(17)    ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

(18)    [RESERVED].

(19)    CUSIP OR ISIN NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP or ISIN numbers to be printed on the Notes, and the Trustee may use CUSIP or ISIN numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption, and reliance may be placed only on the other identification numbers placed thereon.

(20)    GOVERNING LAW; WAIVER OF JURY TRIAL. THE INDENTURE, THIS NOTE AND THE NOTE GUARANTEES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE ISSUER AND EACH OF THE GUARANTORS CONSENTS AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE OR U.S. FEDERAL COURT LOCATED IN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK, COUNTY OF NEW YORK, STATE OF NEW YORK IN RELATION TO ANY LEGAL ACTION OR PROCEEDING (I) ARISING OUT OF, RELATING TO OR IN CONNECTION WITH THE INDENTURE, THE NOTES, THE GUARANTEES AND ANY RELATED DOCUMENTS (OTHER THAN ANY SECURITY DOCUMENTS WHICH SPECIFY A DIFFERENT JURISDICTION) AND/OR (II) ARISING UNDER ANY U.S. FEDERAL OR U.S. STATE SECURITIES LAWS IN RESPECT OF THE NOTES, THE GUARANTEES AND ANY SECURITIES ISSUED PURSUANT TO THE TERMS OF THE INDENTURE. THE ISSUER AND EACH OF THE GUARANTORS WAIVES ANY OBJECTION TO PROCEEDINGS IN ANY SUCH COURTS, WHETHER ON THE GROUND OF VENUE OR ON THE GROUND THAT THE PROCEEDINGS HAVE BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE GUARANTORS, TO THE EXTENT ORGANIZED OUTSIDE OF THE UNITED STATES, SHALL APPOINT CT CORPORATION SYSTEM, 28 LIBERTY ST 42ND FLOOR, NEW YORK, NY 10005, AS ITS AGENT FOR SERVICE OF PROCESS IN

ANY SUCH SUIT, ACTION OR PROCEEDING AND AGREES THAT SERVICE OF PROCESS UPON SAID AUTHORIZED AGENT SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON IT IN ANY SUCH SUIT, ACTION OR PROCEEDING. EACH OF THE GUARANTORS AGREES TO DELIVER, UPON THE EXECUTION AND DELIVERY OF THE INDENTURE, A WRITTEN ACCEPTANCE BY SUCH AGENT OF ITS APPOINTMENT AS SUCH AGENT. EACH OF THE GUARANTORS, TO THE EXTENT ORGANIZED OUTSIDE OF THE UNITED STATES, FURTHER AGREES TO TAKE ANY AND ALL ACTION, INCLUDING THE FILING OF ANY AND ALL SUCH DOCUMENTS AND INSTRUMENTS, AS MAY BE REASONABLY NECESSARY TO CONTINUE SUCH DESIGNATION AND APPOINTMENT OF CT CORPORATION SYSTEM IN FULL FORCE AND EFFECT FOR SO LONG AS THE INDENTURE REMAINS IN FORCE. THE ISSUER, THE TRUSTEE AND EACH OF THE GUARANTORS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THE INDENTURE, THIS NOTE OR THE TRANSACTIONS CONTEMPLATED THEREBY AND HEREBY.

The Issuer will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

Par Pharmaceutical, Inc.

1400 Atwater Drive

Malvern, Pennsylvania 19355

Attention: Treasurer

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:

(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:

                                                                                  Your Signature:

                                                                                                                          (Sign exactly as your name appears on the face of this Note)

    Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

Option of Holder to Elect Purchase

If you want to elect to have this Note purchased by the Issuer pursuant to Section 4.10 or 4.14 of the Indenture, check the appropriate box below:

☐ Section 4.10              ☐ Section 4.14

If you want to elect to have only part of the Note purchased by the Issuer pursuant to Section 4.10 or Section 4.14 of the Indenture, state the amount you elect to have purchased:

$

Date:

                                                                          Your Signature:

                                                                                                                               (Sign exactly as your name appears on the face of this Note)

                                                                          Tax Identification No.:

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE *

The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease (or increase)	Signature of authorized signatory of Trustee or Custodian

*	This schedule should be included only if the Note is issued in global form.

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